UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 11, 2014

Gaming and Leisure Properties, Inc.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-36124	46-2116489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

825 Berkshire Blvd., Suite 400, Wyomissing, Pennsylvania	19610
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 401-2900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously announced, on October 30, 2013 and October 31, 2013, GLP Capital, L.P. (“GLP Capital”) and GLP Financing II, Inc. (“GLP Financing II”), wholly owned subsidiaries of Gaming and Leisure Properties, Inc. (the “Company”), issued $550,000,000 aggregate principal amount of 4.375% Senior Notes due 2018 (the “2018 Notes”), $1,000,000,000 aggregate principal amount of 4.875% Senior Notes due 2020 (the “2020 Notes”) and $500,000,000 aggregate principal amount of 5.375% Senior Notes due 2023 (the “2023 Notes” and, together with the 2018 Notes and the 2020 Notes, the “Notes”), each pursuant to an indenture, dated as of October 30, 2013, by and among the GLP Capital, GLP Financing II, the Company and Wells Fargo Bank, National Association, as trustee. The Notes were jointly issued by GLP Capital, our operating subsidiary, and GLP Financing II, a co-issuer subsidiary, and are fully and unconditionally guaranteed by the Company. No subsidiary of the Company currently guarantees the Notes.

The Company, GLP Capital and GLP Financing II are also party to a Registration Rights Agreement for each series of Notes (collectively, the “Registration Rights Agreements”), pursuant to which they agreed to register with the Securities and Exchange Commission (the “SEC”), with respect to each series of the Notes, a new series of notes (collectively, the “Exchange Notes”) having substantially identical terms as the applicable series of the Notes (other than liquidated damages provisions and transfer restrictions), as part of an offer to exchange the applicable series of Exchange Notes for the respective series of Notes.

In connection with its obligations under the Registration Rights Agreements, the Company is filing this Current Report on Form 8-K to retrospectively adjust the following financial statements to include, in a footnote, the condensed consolidating financial information for GLP Capital and GLP Financing II as issuers of the Notes and the Company as the parent guarantor of the Notes as required under Rule 3-10 of Regulation S-K:

•                  Note 16, Supplementary Condensed Consolidating Financial Information of Parent Guarantor and Subsidiary Issuers, to Consolidated Financial Statements in Item 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013; and

•                  Note 12, Supplementary Condensed Consolidating Financial Information of Parent Guarantor and Subsidiary Issuers, to Condensed Consolidated Financial Statements in Item 1 of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2014.

Item 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 and Item 1 of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2014 are being restated in their entirety to reflect these adjustments and are attached as Exhibits hereto and are incorporated by reference herein. No other adjustments or subsequent events have been reflected in the Company’s financial statements. The adjustments are being made solely in connection with the Company’s obligations under the Registration Rights Agreements and are not intended to be amendments to such Form 10-K or Form 10-Q.

Other than the additional footnote described above, this Form 8-K does not modify or update the disclosures contained in such Form 10-K or Form 10-Q in any way, nor does it reflect any subsequent information or events.

This Current Report on Form 8-K should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 and the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2014, as well as the Company’s other filings with the SEC.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit
	Number	Description

	23.1	Consent of Independent Registered Public Accounting Firm

	99.1	Item 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013—Financial Statements and Supplementary Data

	99.2	Item 1 of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2014—Financial Statements (unaudited)

101

The following materials, formatted in XBRL (eXtensible Business Reporting Language): (i) Consolidated Balance Sheets as of December 31, 2013 and 2012, (ii) Consolidated Statements of Income for the years ended December 31, 2013, 2012 and 2011, (iii) Consolidated Statements of Changes in Stockholders Equity for the years ended December 31, 2012, 2011 and 2010, (iv) Consolidated Statements of Cash Flows for the years ended December 31, 2013, 2012 and 2012, (v) Notes to Consolidated Financial Statements, (vi) Schedule III — Real Estate Assets and Accumulated Depreciation, (vii) Condensed Consolidated Balance Sheets as of March 31, 2014 and December 31, 2013 (unaudited), (viii) Condensed Consolidated Statements of Income for the three months ended March 31, 2014 and 2013 (unaudited), (ix) Condensed Consolidated Statements of Changes in Stockholders (Deficit) Equity for the three months ended March 31, 2014 (unaudited), (x) Condensed Consolidated Statements of Cash Flows for the three months ended

March 31, 2014 and 2013 (unaudited) and (xi) Notes to the Condensed Consolidated Financial Statements (unaudited)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMING AND LEISURE PROPERTIES, INC.

Dated: June 11, 2014	By:	/s/ William J. Clifford
Name: William J. Clifford
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Item 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013—Financial Statements and Supplementary Data

99.2	Item 1 of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2014—Financial Statements (unaudited)

101

The following materials, formatted in XBRL (eXtensible Business Reporting Language): (i) Consolidated Balance Sheets as of December 31, 2013 and 2012, (ii) Consolidated Statements of Income for the years ended December 31, 2013, 2012 and 2011, (iii) Consolidated Statements of Changes in Stockholders Equity for the years ended December 31, 2012, 2011 and 2010, (iv) Consolidated Statements of Cash Flows for the years ended December 31, 2013, 2012 and 2012, (v) Notes to Consolidated Financial Statements, (vi) Schedule III — Real Estate Assets and Accumulated Depreciation, (vii) Condensed Consolidated Balance Sheets as of March 31, 2014 and December 31, 2013 (unaudited), (viii) Condensed Consolidated Statements of Income for the three months ended March 31, 2014 and 2013 (unaudited), (ix) Condensed Consolidated Statements of Changes in Stockholders (Deficit) Equity for the three months ended March 31, 2014 (unaudited), (x) Condensed Consolidated Statements of Cash Flows for the three months ended March 31, 2014 and 2013 (unaudited) and (xi) Notes to the Condensed Consolidated Financial Statements (unaudited)